12835 E. Arapahoe Road, Tower II, Penthouse
Englewood, CO  80112
Toll-Free:  888-389-4226
Facsimile:  303-790-8246

February 21, 2001 Supplement to ICON Funds Prospectus dated January 30, 2001

1. On page 3 of the Prospectus, in the first paragraph of the Principal Strategies section, the text of the first paragraph including and following the words, "As a result" is deleted, and replaced with the following:

Each Fund generally will have a minimum of 2-3 industries for diversification. A basket of stocks is selected to achieve industry exposure without regard to the size of the companies or market capitalization. The Investment Committee attempts to produce above average returns compared to its industry/sector.

2. On page 7 of the Prospectus, in the description Market Risk, the sentence that starts with the words "Mid cap stocks" is deleted and replaced with the following sentence:

Small cap and mid cap stocks are more vulnerable to these fluctuations than large cap stocks.

3. On page 29 of the Prospectus, in the description Market Risk, the sentence that starts with the words "Mid cap stocks" is deleted and replaced with the following sentence:

Small cap and mid cap stocks are more vulnerable to these fluctuations than large cap stocks.

4. On page 58 of the Prospectus, after the first paragraph, the following sentence is added:

If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, a Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.




















                                JANUARY 30, 2001
                      (as Supplemented February 21, 2001)

                      STATEMENT OF ADDITIONAL INFORMATION

           ICON Fund

           ICON Materials Fund (formerly ICON Basic Materials Fund)
           ICON Consumer Discretionary Fund (formerly ICON Consumer Cyclicals
           Fund)
           ICON Energy Fund
           ICON Financial Fund (formerly ICON Financial Services Fund)
           ICON Healthcare Fund
           ICON Leisure and Consumer Staples Fund (formerly ICON Leisure Fund) ICON Information Technology Fund (formerly ICON Technology Fund) ICON Telecommunication & Utilities Fund
           ICON Industrials Fund (formerly ICON Transportation Fund)

           ICON Asia Region Fund
           ICON South Pacific Region Fund
           ICON North Europe Region Fund
           ICON South Europe Region Fund
           ICON Western Hemisphere Fund

           ICON Short-Term Fixed Income Fund


This Statement of Additional Information ("SAI") is not a prospectus. It relates to the Prospectus for the ICON Funds listed above, dated January 30, 2001, and the Prospectus for the ICON Fund, dated October 2, 2000 (as supplemented January 30, 2001), as they may be amended or supplemented from time to time. The SAI should be read in conjunction with the Prospectuses and Annual Reports, all of which may be obtained by writing the Adviser at 12835 E. Arapahoe Road
Tower II, PH, Englewood, CO 80112 or by calling 1-888-389-4266.


                               TABLE OF CONTENTS




THE ICON FUNDS..............................................      3

INVESTMENT POLICIES AND RESTRICTIONS........................      3

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
  CONSIDERATIONS............................................      4

TEMPORARY DEFENSIVE POSITION................................     13

PORTFOLIO TURNOVER..........................................     13

TRUSTEES AND OFFICERS.......................................     13

PRINCIPAL SHAREHOLDERS......................................     15

THE INVESTMENT ADVISER......................................     16

ADMINISTRATIVE SERVICES.....................................     17

CUSTODIAN...................................................     18

TRANSFER AGENT..............................................     18

INDEPENDENT ACCOUNTANTS AND COUNSEL.........................     18

DISTRIBUTOR.................................................     18

PORTFOLIO TRANSACTIONS--BROKERAGE ALLOCATION................     18

PURCHASE AND REDEMPTION OF SHARES...........................     20

DETERMINATION OF SHARE OFFERING PRICE.......................     20

TAX STATUS..................................................     20
  TAXATION OF THE FUNDS--IN GENERAL.........................     20
  TAXATION OF THE FUNDS' INVESTMENTS........................     21
  TAXATION OF THE SHAREHOLDER...............................     21

OTHER TAX CONSIDERATIONS....................................     21

CALCULATION OF PERFORMANCE DATA.............................     23
  TOTAL RETURN..............................................     23
  YIELD.....................................................     25
  NONSTANDARDIZED TOTAL RETURN..............................     25

ADDITIONAL INFORMATION REGARDING THE FUNDS..................     25

FINANCIAL STATEMENTS........................................     27



                                       2

                                 THE ICON FUNDS


    The ICON Funds are mutual funds registered with the SEC. ICON Funds was organized as a "business trust" under the laws of the Commonwealth of Massachusetts in September 19, 1996. There are numerous series within the Funds. Each series represents a separate non-diversified portfolio of securities.


                      INVESTMENT POLICIES AND RESTRICTIONS

    The Prospectus describes the investment objective of each of the Funds and the principal investment policies and strategies used to achieve that objective. It also describes the principal risks of investing in each Fund.

    This section contains supplemental information concerning the types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies.


    Each Fund has adopted investment restrictions as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. This means the lesser of (i) 67% of the Fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares.


    No Fund may:

     (1) Issue senior securities.

     (2) Borrow money, except that the Fund may borrow not in excess of 33 1/3% of the total assets of the Fund from banks as a temporary measure for extraordinary purposes.

     (3) Underwrite the securities of other issuers.

     (4) Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities or companies which invest in real estate).

     (5) Engage in the purchase or sale of commodities or commodity contracts, except that the Funds may invest in financial and currency futures contracts and related options for bona fide hedging purposes and to provide exposure while attempting to reduce transaction costs.

     (6) Lend its assets, except that purchases of debt securities in furtherance of the Fund's investment objectives will not constitute lending of assets, and except that the Fund may lend portfolio securities with an aggregate market value of not more than one-third of the Fund's net assets.

     (7) Purchase any security on margin, except that it may obtain short-term credits as are necessary for clearance of securities transactions. This restriction does not apply to bona fide hedging activity utilizing financial futures and related options.

     (8) Make short sales in situations where the security is not owned by a Fund.

     (9) Acquire more than 10% of the voting securities of any one issuer.

    (10) Invest more than 5% of the value of its total assets, with respect to 50% of a Fund, in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

                                       3

    The following investment restrictions may be changed by the Board of Trustees without a shareholder vote:

    No Fund may:

    (11) Invest in companies for the purpose of exercising control of management.

    (12) Hypothecate, pledge, or mortgage any of its assets, except to secure loans as a temporary measure for extraordinary purposes and except as may be required to collateralize letters of credit to secure state surety bonds.

    (13) Invest more than 15% of its net assets in illiquid securities.

    (14) Invest in oil, gas or other mineral leases.


    (15) In connection with bona fide hedging activities, invest more than 5% of its assets as initial margin deposits or premiums for futures contracts and provided that said Fund may enter into futures contracts and option transactions only to the extent that obligations under such contracts or transactions represent not more than 100% of a Fund's assets.


    (16) Invest in shares issued by other investment companies except for cash management purposes and as permitted under applicable laws and regulations.

    (17) If characterized as a short-term fixed income fund, maintain a dollar weighted average maturity that exceeds three years.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of these restrictions.

                 ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS
                            AND RISK CONSIDERATIONS

    This section contains a more detailed discussion of some of the investments the Funds may make and some of the techniques it may use, as described in the Prospectus.

    EQUITY SECURITIES: Except for the Short-Term Fixed Income Fund, each Fund may invest in equity securities, including common stocks, preferred stocks and securities convertible into common stocks, such as rights, warrants and convertible debt securities. Equity securities may be issued by either established, well-capitalized companies or newly-formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market.

    DEBT SECURITIES: Each Fund may temporarily invest in short-term debt securities. Each Fund will limit its investment in fixed income securities to corporate debt securities and U.S. government securities. Debt securities are generally considered to be interest rate sensitive. This means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.


    CORPORATE DEBT SECURITIES: Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Funds will only invest in corporate debt securities rated A or higher by Standard & Poor's Corporation or Moody's Investors Services, Inc.



    U.S. TREASURY OBLIGATIONS: U.S. Treasury obligations consist of bills, notes, and bonds issued by the U.S. Treasury as well as separately traded interest and principal component parts of those obligations, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the federal book-entry system.


                                       4

    U.S. TREASURY STRIPS: U.S. Treasury STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security for both accounting and tax purposes. Because of these features, those securities may be subject to greater interest rate volatility than interest-paying investments.


    U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. Government agencies, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. Government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. Government.



    FORWARD COMMITMENTS AND REVERSE REPURCHASE AGREEMENTS: A Fund will direct its Custodian to place cash or U.S. Government obligations in a separate account of the Fund in an amount equal to the commitments of the Fund to purchase or repurchase securities as a result of its forward commitment or reverse repurchase agreement obligations. With respect to forward commitments to sell securities, the Fund will direct its Custodian to place the securities in a separate account. A Fund will direct its Custodian to segregate such assets for when, as and if issued commitments only when it determines that issuance of the security is probable. When a separate account is maintained, the securities deposited in the separate account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. To the extent funds are in a separate account, they will not be available for new investment or to meet redemptions.


    Commitments to purchase securities on a when, as and if issued basis will not be recognized in the portfolio of a Fund until the Advisor determines that issuance of the security is probable. At such time, a Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily.

    Securities purchased on a forward commitment basis and subject to reverse repurchase agreements are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way; i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve a higher level of income, a Fund remains substantially fully invested at the same time that it has purchased on a forward commitment basis or entered into reverse repurchase transactions, there will be a possibility that the market value of the Fund's assets will have greater fluctuation.

    LEVERAGING: Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders will be reduced.

                                       5

    PUT AND CALL OPTIONS: Each Fund may purchase and sell futures contracts and options (i) to hedge against changes in market conditions; and (ii) to provide market exposure while attempting to reduce transaction costs.

    PURCHASING PUT OPTIONS: Each Fund may purchase put options on portfolio securities to hedge against adverse movements in the prices of these securities. A put option gives the buyer of the option, upon payment of a premium, the right to sell a security to the writer of the option on or before a fixed date at a predetermined price. A Fund will realize a gain from the exercise of a put option if, during the option period, the price of the security declines by an amount in excess of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the security increases or does not decrease by more than the premium.

    By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed "strike" price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the "strike" price. A Fund also may terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

    The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

    The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's "strike" price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

    WRITING PUT OPTIONS: When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the "strike" price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the "strike" price while the option is outstanding, regardless of price changes, and must continue to segregate assets to cover its position.

    If the underlying prices rise, a put writer would generally expect to profit. Although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, the writer also may profit, because it should be able to close out the option at a lower price. If the underlying prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

    Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the "strike" price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if the underlying prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of

                                       6

a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the "strike" price, even if its current value is greater, a call writer gives up some ability to participate in the underlying price increases.

    PURCHASING CALL OPTIONS: Each Fund may purchase call options on securities which each Fund intends to purchase to take advantage of anticipated positive movements in the prices of these securities. Each Fund will realize a gain from the exercise of a call option if, during the option period, the price of the underlying security to be purchased increases by more than the amount of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the underlying security decreases or does not increase by more than the premium.

    SELLING (OR WRITING) COVERED CALL OPTIONS: Each Fund may sell (or write) covered call options on portfolio securities to hedge against adverse movements in the prices of these securities. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer to deliver a security on or before a fixed date at a predetermined price, referred to as the strike price. If the price of the hedged security should fall or remain below the strike price, the Fund will not be called upon to deliver the security, and the Fund will retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. The hedge provided by writing covered call options is limited to a price decline in the security of no more than the option premium received by the Fund for writing the option. If the security owned by the Fund appreciates above the option's strike price, the Fund will generally be called upon to deliver the security, which will prevent the Fund from receiving the benefit of any price appreciation above the strike price.

    COMBINED POSITIONS: A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one "strike" price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    CORRELATION OF PRICE CHANGES: Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.

    Options and futures prices also can diverge from the prices of their underlying instruments or precious metals, even if the underlying instruments or precious metals match the Fund's investment well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument or precious metal, and the time remaining until expiration of the contract, which may not affect the security or the precious metal prices the same way. Imperfect correlation also may result from: differing levels of demand in the options and futures markets and the securities or precious metal markets, structural differences in how options and futures and securities or precious metal are traded, or imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities or precious metal it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities or precious metals, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

                                       7


    LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS: There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their "strike" prices are not close to the underlying instrument or precious metal's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions also could be impaired.


    CLOSING TRANSACTIONS: Each Fund may dispose of an option written by the Fund by entering into a "closing purchase transaction" for an identical option and may dispose of an option purchased by the Fund by entering into a "closing sale transaction" for an identical option. In each case, the closing transaction will have the effect of terminating the rights of the option holder and the obligations of the option purchaser and will result in a gain or loss to the Fund based upon the relative amount of the premiums paid or received for the original option and the closing transaction. A Fund may sell (or write) put options solely for the purpose of entering into closing sale transactions.

    LIMITATIONS: Each Fund will purchase and sell only options that are listed on a securities exchange or quoted on NASDAQ. A Fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased and written by the Fund would exceed 5% of the Fund's total assets. A Fund will not effect a futures or option transaction, if immediately thereafter, the aggregate value of the Fund's securities subject to outstanding call options would exceed 100% of the value of the Fund's total assets.

    INDEX FUTURES CONTRACTS AND RELATED OPTIONS: In order to remain fully invested, and to reduce transaction costs, each Fund may purchase and sell index futures contracts or purchase and sell options thereon as a hedge against changes in market conditions. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar or other currency amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities are made.

    SEGREGATED ASSETS AND COVERED POSITIONS: When purchasing a stock index futures contract, selling an uncovered call option, or purchasing securities on a when-issued or delayed delivery basis, a Fund will restrict cash, which may be invested in repurchase obligations or liquid securities. When purchasing a stock index futures contract, the amount of restricted cash or liquid securities, when added to the amount deposited with the broker as margin, will be at least equal to the market value of the futures contract and not less than the market price at which the futures contract was established. When selling an uncovered call option, the amount of restricted cash or liquid securities, when added to the amount deposited with the broker as margin, will be at least equal to the value of securities underlying the call option and not less than the strike price of the call option. When purchasing securities on a when-issued or delayed delivery basis, the amount of restricted cash or liquid securities will be at least equal to the Fund's when-issued or delayed delivery commitments.

    The restricted cash or liquid securities will either be identified as being restricted in a Fund's accounting records or physically segregated in a separate account at Firstar Trust Company, the Fund's custodian. For the purpose of determining the adequacy of the liquid securities which have been restricted, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be restricted on a daily basis so that the value of the restricted cash

                                       8

or liquid securities, when added to the amount deposited with the broker as margin, equals the amount of such commitments by a Fund.

    Fund assets need not be segregated if a Fund "covers" the futures contract or call option sold. For example, the Fund could cover a futures or forward contract which it has sold short by owning the securities or currency underlying the contract. A Fund may also cover this position by holding a call option permitting the Fund to purchase the same futures or forward contract at a price no higher than the price at which the sell position was established. A Fund could cover a call option which it has sold by holding the same currency or security (or, in the case of a stock index, a portfolio of stock substantially replicating the movement of the index) underlying the call option. The Fund may also cover by holding a separate call option of the same security or stock index with a strike price no higher than the strike price of the call option sold by the Fund. The Fund could cover a call option which it has sold on a futures contract by entering into a long position in the same futures contract at a price no higher than the strike price of the call option or by owning the securities or currency underlying the futures contract. The Fund could also cover a call option which it has sold by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

    OTC OPTIONS: Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and "strike" price, the terms of over-the-counter options i.e., options not traded on exchanges ("OTC options"), generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The risk of illiquidity also is greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option.

    ILLIQUID INVESTMENTS: Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of a Fund's investments and, through reports from the Advisor, the Board monitors trading activity in illiquid investments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Trust to be illiquid include repurchase agreements not entitling the holder to payments of principal and interest within seven days, over-the-counter options, and restricted securities. However, with respect to OTC options which the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees. If, through a change in values, net assets or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

    FOREIGN SECURITIES: Each International Fund invests in foreign securities. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from those securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. Further, prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs

                                       9

of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

    Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

    Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that an Advisor will be able to anticipate or counter these potential events and their impacts on the Fund's share price.

    The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

    The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to those restrictions.

    FOREIGN CURRENCY TRANSACTIONS: Investments in foreign companies usually involve use of currencies of foreign countries. A Fund also may hold cash and cash-equivalent investments in foreign currencies. The value of the Fund's assets as measured in U.S. dollars will be affected by changes in currency exchange rates and exchange control regulations. The Fund may, as appropriate markets are developed, but is not required to, engage in currency transactions including cash market purchases at the spot rates, forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter options on currencies, and currency swaps for two purposes. One purpose is to settle investment transactions. The other purpose is to try to minimize currency risks.

    All currency transactions involve a cost. Although foreign exchange dealers generally do not charge a fee, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Commissions are paid on futures options and swaps transactions, and options require the payment of a premium to the seller.

    A forward contract involves a privately negotiated obligation to purchase or sell at a price set at the time of the contract with delivery of the currency generally required at an established future date. A futures contract is a standardized contract for delivery of foreign currency traded on an organized exchange that is generally settled in cash. An option gives the right to enter into a contract. A swap is an agreement based on a nominal amount of money to exchange the differences between currencies.

    The Fund will generally use spot rates or forward contracts to settle a security transaction or handle dividend and interest collection. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a spot rate or forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

                                       10

    A Fund may use forward or futures contracts, options, or swaps when the investment manager believes the currency of a particular foreign country may suffer a substantial decline against another currency. For example, it may enter into a currency transaction to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the securities transactions and the value of securities involved generally will not be possible. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term strategy is highly uncertain.

    A Fund will not enter into a foreign forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in this manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. Furthermore, hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Foreign forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a Fund's limitation on investing in illiquid securities.

    A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which a Fund has (or expects to have) portfolio exposure.

    A Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and simultaneously buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked securities.

    A Fund will not enter into a currency transaction or maintain an exposure as a result of the transaction when it would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating the transaction. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitment.

    On the settlement date of the currency transaction, a Fund may either sell portfolio securities and make delivery of the foreign currency or retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting position. It is impossible to forecast what the market value of portfolio securities will be on the settlement date of a currency transaction. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the securities are less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The Fund will realize gains or losses on currency transactions.

    The Fund may also buy put options and write covered call options on foreign currencies to try to minimize currency risks. The risk of buying an option is the loss of premium. The risk of selling (writing) an option is that the currency option will minimize the currency risk only up to the amount of the premium, and then only if rates move in the expected direction. If this does not occur, the option may be exercised and a Fund would be required to buy the underlying currency at the loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund may also be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates. All options written on foreign currencies will be covered; that is, the Fund will own securities denominated in the foreign currency, hold cash equal to its obligations or have contracts that offset the options.

                                       11

    The Fund may construct a synthetic foreign currency investment, sometimes called a structured note, by (a) purchasing a money market instrument which is a note denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because the availability of a variety of highly liquid short-term U.S. dollar market instruments, or notes, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency.

    SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS: Each Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (often a month or more later). Each Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring those securities, but the Fund may sell these securities before the settlement date if is deemed advisable. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price, and Fund bears the risk of market value fluctuations. Each Fund maintains, in a segregated account, cash, U.S. Government securities, or other high-grade portfolio securities readily convertible into cash having an aggregate value at least equal to the amount of purchase commitments.

    REPURCHASE AGREEMENTS: Each Fund may invest in repurchase agreement. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is, in effect, secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. Any repurchase transaction in which the Fund engages will require collateralization equal to at least 102% of the Seller's obligation during the entire term of the repurchase agreement. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the Fund's current policy to limit repurchase agreement transactions to those parties whose creditworthiness has been reviewed and deemed satisfactory by the Advisor.

    ILLIQUID AND RULE 144A SECURITIES: Each Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities include securities that have no readily available market quotations and cannot be disposed of promptly (within seven days) in the normal course of business at a price at which they are valued. Certain restricted securities that are not registered for sale to the general public, but that can be resold to dealers or institutional investors ("Rule 144A Securities"), may be purchased without regard to the foregoing limitation if a liquid institutional trading market exists. The liquidity of a Fund's investments in Rule 144A Securities could be impaired if dealers or institutional investors become uninterested in purchasing these securities. The Trust's Board of Trustees has delegated to the Advisor, the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the Board.


    LOANS OF PORTFOLIO SECURITIES: Each Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Advisor in response to requests of broker-dealers or institutional investors which the Advisor deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. Government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The


                                       12


Fund will continue to receive dividends or interest on the loaned securities and will require that proxies and other materials be provided in time to vote on any matter which the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. A Fund will not lend securities with an aggregate market value of more than one-third of the Fund's net assets.


    RESTRICTED SECURITIES: Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where the registration is required, a Fund holding restricted securities may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

                          TEMPORARY DEFENSIVE POSITION


    In seeking its primary investment objective of capital appreciation, a Fund may expect that it generally will hold investments for at least six months. However, if the Adviser concludes that economic, market, or industry conditions warrant major adjustments in any Fund's investment positions or if unusual market conditions or developments dictate the taking of a temporary defensive position in short-term money market instruments, changes may be made without regard to the length of time an investment has been held, or whether a sale results in profit or loss, or a purchase results in the reacquisition of an investment which may have only recently been sold by the Fund.


                               PORTFOLIO TURNOVER


    The Adviser buys and sells securities for the Funds to accomplish its investment objectives. The Funds' investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. The Funds' investments may also be traded to take advantage of perceived short-term disparities in market values or yields among securities of comparable quality and maturity. A change in the securities held by a Fund is known as "portfolio turnover." It is anticipated that portfolio turnover for each Fund will generally not exceed 100%. However, the Funds are to be used by other investment advisers allocating client assets between various sectors or countries. If those advisers move client assets in and out of a Fund, that Fund's portfolio turnover rate could be significantly greater. Portfolio turnover rates for prior fiscal periods are set forth in the "Financial Highlights" portion of the prospectus.


                             TRUSTEES AND OFFICERS

    The Funds are supervised by a board of Trustees who are responsible for major decisions about the Funds' policies and overall Fund oversight. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.




NAME, AGE AND ADDRESS    POSITION    PRINCIPAL OCCUPATION DURING PAST 5 YEARS
--------------------- ---------------------------------------------------------

Craig T. Callahan* President and Trustee   President of Meridian Management &
Age: 49            (Since Inception)       Research Corporation, President and
52 Glenmoor Way                            Chief Investment Officer of the
Englewood, CO 80110                        Adviser and President of Meridian
                                           Clearing Corp,the principal
                                           underwriter for the Funds.



                                       13





NAME, AGE AND ADDRESS   POSITION   PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------------------------------------------------------------------

R. Michael Sentel .. Trustee, Audit     Senior Attorney for U.S. Department of
Age: 52              Committee Member   Education since October 1996; owner of
15663 Wedge Way     (Since Inception)   Sentel & Company from 1994 to present;
Morrison, CO 80465                      Counsel (Section Chief) of Professional
                                        Liability Section of FDIC's Rocky
                                        Mountain Litigation Division from 1991
                                        to 1994.

James W. Hire ...... Trustee, Audit     Principal of Hire & Associates since
Age: 52              Committee Member   1988. Managing Partner, H&Co Hospitality
5761 Harborage Drive (Since Inception)  LLC since 2000.
Ft. Myers, FL 33908

Glen F. Bergert .....Trustee, Audit        President, Venture Capital Management
Age: 50              Committee Member      LLC since 1997; Partner, KPMG Peat
1010 Brentwater Road (Since February 1999) Marwick, LLP from 1979 to 1997.
Camp Hill, PA 17011

Erik L. Jonson, CPA  Vice President and Chief Financial Officer and Secretary of
Age: 51              Chief Financial    Meridian Management & Research
9465 West Geddes Pl. Officer, Chief     Corporation, owner of Erik L. Jonson,
Littleton, CO 80112  Accounting Officer CPA from 1986 to 1996.

John Gregory Scott ..Vice President and Chief Legal Officer of the Adviser since
Age: 35              Secretary of the   Trust September 2000; prior thereto Mr.
6386 South Valleyview Street            Scott practiced law with Hall & Evans,
                                        L.L.C from December 1998 to August 2000
Littleton, CO 80120                     and with Kennedy & Christopher, P.C.
                                        from June to December 1998 (both in
                                        Denver,CO); prior thereto he was a Judge
                                        Advocate in the U.S. Marine Corps, Camp
                                        Pendleton, CA from October 1995 to June
                                        1998; U.S. Marine Corps officer since
                                        1987.



    The compensation paid to the Trustees of the Trust during the fiscal year ended September 30, 2000, is set forth in the following table. Trustee fees are Trust expenses and each fund of the Trust pays a portion of the Trustee fees.



                           AGGREGATE         PENSION OR RETIREMENT   ESTIMATED ANNUAL      TOTAL COMPENSATION FROM
                      COMPENSATION FROM       ACCRUED AS PART OF       BENEFITS UPON      TRUST (THE TRUST IS NOT IN A
NAME                         TRUST               FUND EXPENSES           RETIREMENT              FUND COMPLEX)
                     ------------------     ---------------------    ----------------      -------------------------
Craig T. Callahan....       $     0                 $0                    $0                    $     0

R. Michael Sentel....       $ 8,000                 $0                    $0                    $ 8,000
James W. Hire........       $ 8,000                 $0                    $0                    $ 8,000
Glen F. Bergert......       $ 6,000                 $0                    $0                    $6,000
                            -------                 --                    --                    -
------
TOTAL................       $22,000                 $0                    $0                    $22,000
                            =======                 ==                    ==
=======


                                       14

                             PRINCIPAL SHAREHOLDERS

    As of September 30, 2000, no person owned, beneficially or of record, more than 5% of the outstanding shares of any of the Funds except:


                                                                                              AMOUNT
RECORD OWNER                                            FUND NAME                              OWNED
------------                       ----------------------------------------------------       -------
Charles Schwab & Co., Inc.         ICON Energy Fund                                            28.36%
101 Montgomery Street              ICON Financial Fund
San Francisco, CA 94104            (formerly ICON Financial Services Fund)                     12.59%
                                   ICON Information Technology Fund
                                   (formerly ICON Technology Fund)                             24.90%
                                   ICON Healthcare Fund                                         5.98%
                                   ICON Leisure and Consumer Staples Fund
                                   (formerly ICON Leisure Fund)                                11.70%
                                   ICON Telecommunication & Utilities Fund                     11.14%
                                   ICON North Europe Region Fund                               20.92%
                                   ICON South Europe Region Fund                                5.24%

National Investor Services Corp.   ICON Energy Fund                                             5.11%
55 Water Street, Floor 32
New York, NY 10041

Resources Trust Corp.              ICON Materials Fund
P.O. Box 5900                      (formerly ICON Basic Materials Fund)                        89.68%
Denver, CO 80217                   ICON Consumer Discretionary Fund
                                   (formerly ICON Consumer Cyclicals Fund)                     91.11%
                                   ICON Energy Fund                                            45.51%
                                   ICON Financial Fund
                                   (formerly ICON Financial Services Fund)                     80.84%
                                   ICON Healthcare Fund                                        87.98%
                                   ICON Leisure and Consumer Staples Fund
                                   (formerly ICON Leisure Fund)                                83.52%
                                   ICON Information Technology Fund
                                   (formerly ICON Technology Fund)                             58.07%
                                   ICON Telecommunication & Utilities Fund                     80.07%
                                   ICON Industrials Fund
                                   (formerly ICON Transportation Fund)                         90.95%
                                   ICON Asia Region Fund                                       80.22%
                                   ICON North Europe Region Fund                               67.75%
                                   ICON South Europe Region Fund                               85.36%
                                   ICON Short-Term Fixed Income Fund                           55.26%

Russo K. Frank                     ICON Short-Term Fixed Income Fund                           10.21%
11300 4th St. N Ste. 121
St. Petersburg, FL 33716-2939

Bear Stearns Sec. Corp.            ICON Short-Term Fixed Income Fund                            7.41%
1 MetroTech Center North
Brooklyn, NY 11201-3859



                                       15



                                                                                                 AMOUNT
RECORD OWNER                             FUND NAME                                                OWNED
------------              ----------------------------------------------------                  --------
Firstar Bank Custodian    ICON Short-Term Fixed Income Fund                                       6.05%
Evelyn T. Goldberg IRA
1260 Northwood Rd. Apt. 164B
Seal Beach, CA 90740-3344

    These broker-dealers and/or trust company custodians hold the shares for the benefit of their customers. The Trust is not aware of any person who beneficially owns more than 5% of the outstanding shares of any of the Funds. As of November 17, 2000, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of any Fund.


                             THE INVESTMENT ADVISER



    The Trust retains Meridian Investment Management Corporation, 12835 East Arapahoe Road, Tower II, Englewood, Colorado 80112 (the "Adviser") to manage each Fund's investments. Meridian is a wholly-owned subsidiary of Meridian Management & Research Corporation ("MM&R"). Prior to January 2, 1999, Michael J. Hart and Dr. Craig T. Callahan each owned 50% of MM&R. Beginning January 2, 1999, Dr. Callahan became the sole owner of MM&R. He may be deemed to control the Adviser due to his ownership of MM&R shares and his position as an officer and director of the Adviser.



    As shown in the table above, Mr. Jonson and Mr. Scott hold positions with both the Adviser, its affiliates, and the Funds, but have no ownership positions with the Adviser or its affiliates.



    Under the terms of the Advisory Agreement, the Adviser manages the Funds' investments subject to approval of the Board of Trustees. As compensation for its management services, a Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% for the ICON U.S. Equity Funds of the average daily net assets; 1.00% for the ICON Foreign Equity Funds; 0.65% for the ICON Fixed Income Fund; and 0.75% for the ICON Fund. The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future. Each Fund is responsible for the payment of all expenses incurred in connection with the organization and initial registration of shares of a Fund. Below is a table which shows the advisory fees paid during the Funds' most recent fiscal years.


    The Board of Trustees voted (including a majority of the "disinterested Trustees") and shareholder approval was given for the Advisory Agreement through October 1998. The Agreement provides that it will continue initially for two years, and from year to year thereafter, with respect to each Fund, as long as it is approved at least annually (i) by a vote of a majority of the outstanding voting securities of such Fund (as defined in the 1940 Act) or (ii) by the Board of Trustees of the Trust, and/or by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. As of the date of this SAI, the Advisory Agreement has been continued through October 2001. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

                                       16



                                                                2000       1999       1998
                                                              --------   --------   --------
ICON Materials Fund (formerly ICON Basic Materials Fund)......$237,043   $171,976   $272,115
ICON Consumer Discretionary Fund (formerly ICON Consumer
  Cyclicals Fund)..............................................463,947    582,809    397,733
ICON Energy Fund...............................................295,547    137,737    194,049
ICON Financial Fund (formerly ICON Financial Services
  Fund)........................................................435,253    104,440    283,463
ICON Healthcare Fund................................. .........387,220    292,840    567,600
ICON Leisure and Consumer Staples Fund (formerly ICON
  Leisure Fund).............................................   181,431    401,048    744,731
ICON Information Technology Fund (formerly ICON Technology
  Fund).....................................................   564,226    669,756    729,901
ICON Telecommunication & Utilities Fund.....................    72,478     98,701    366,467
ICON Industrials Fund (formerly ICON Transportation Fund)...   212,663    244,119    179,454
ICON Asia Region Fund.......................................   326,119    291,576    454,406
ICON North Europe Region Fund...............................   294,019    310,516    494,302
ICON South Europe Region Fund*..............................    71,170     81,112    202,940
ICON South Pacific Region Fund*.............................         0          0          0
ICON Western Hemisphere Fund*...............................         0          0          0
ICON Fund*..................................................         0          0          0
ICON Short-Term Fixed Income Fund...........................    35,324     30,268    113,919


------------------------

*   (funds not commenced operation)


    The Adviser retains the right to use the name "ICON" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "ICON" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.



    The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act which was repealed in 1999 prohibited banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act was not been clearly defined by the courts or appropriate regulatory agencies, management of the Funds believes that the Glass-Steagall Act did not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Funds believes that there would be no material impact on the Funds or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.


                            ADMINISTRATIVE SERVICES


    Under a separate written agreement, Meridian (as "Administrator") provides day-to-day administrative services to the Trust. The Administrator provides the Trust with office space, facilities and simple business equipment, and generally administers the Trust's business affairs and provides the services of executive and clerical personnel for administering the affairs of the Trust. Meridian compensates all personnel, officers and Trustees of the Trust if such persons are employees of the Administrator or its affiliates. From October 1996 until April 1, 1998, the Funds had retained an administrator other than Meridian. In April 1998, the Funds entered into a Co-Administration Agreement with Meridian and the


                                       17


prior administrator. As of March 1, 1999, the Funds have retained Meridian as the Administrator. Below is a table which shows the administration fees paid from inception.




Administrative Fee Paid to Prior Administrator-Inception
  through 9-30-97...........................................  $125,701
Administrative Fee Paid to Prior Administrator 10-1-97
  through 9-30-98...........................................  $182,127
Administrative Fee Paid to Meridian 10-1-97 through
  9-30-98...................................................  $ 66,546
Administrative Fee Paid to Prior Co-Administrator 10-1-98
  through 2-28-99...........................................  $ 30,135
Administrative Fee Paid to Meridian as Co-Administrator and
  Administrator 10-1-98 through 9-30-99.....................  $141,461
Administrative Fee Paid to Meridian as Administrator 10-1-99
  through 9-30-00...........................................  $180,149



                                   CUSTODIAN

    Firstar Bank Milwaukee, Post Office Box 701, Milwaukee, Wisconsin 53201, is Custodian of the Funds' investments. The Custodian acts as the Funds' depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds' request and maintains records in connection with its duties.

                                 TRANSFER AGENT

    Firstar Mutual Fund Services, LLC, Post Office Box 701, Milwaukee, Wisconsin 53201, acts as the Funds' transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions.

                      INDEPENDENT ACCOUNTANTS AND COUNSEL

    PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, has been selected as independent accountants for the Trust for the fiscal year ending September 30, 2001. Charles W. Lutter, Jr., 103 Canyon Oaks, San Antonio, Texas 78232, is legal counsel to the Trust.

                                  DISTRIBUTOR


    Meridian Clearing Corp, 12835 E. Arapahoe Road, Tower II, Englewood, Colorado 80112, an affiliate of the Adviser, is the exclusive agent for distribution of shares of the Funds. The Distributor is obligated to sell the shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered on a continuous basis. Shares of all ICON Funds, except the ICON Fund, are no-load, no 12b-1 (distribution/shareholder service) fee. The Class C shares of the ICON Fund carry a 1.00%12b-1 fee and the Class I shares carry a 0.25% 12b-1 fee.


                  PORTFOLIO TRANSACTIONS--BROKERAGE ALLOCATION


    The Advisory Agreement between the Trust and the Adviser requires that the Adviser, in executing portfolio transactions and selecting brokers or dealers, seek the best overall terms available. In assessing the terms of a transaction, consideration may be given to various factors, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis), the reasonableness of the commission, if any, and the brokerage and research services provided to the Trust and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. Under the Advisory Agreement, the Adviser is permitted, in certain circumstances, to pay a higher commission than might otherwise be obtained in order to acquire brokerage and research services. The Adviser must determine in


                                       18


good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. In such case, the Board of Trustees will review the commissions paid by each Fund of the Trust to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits obtained. The advisory fee of the Adviser would not be reduced by reason of its receipt of such brokerage and research services. To the extent that research services of value are provided by broker/dealers through or with whom the Trust places portfolio transactions the Adviser may be relieved of expenses which it might otherwise bear.


    The Trust may, in some instances, purchase securities that are not listed on a national securities exchange or quoted on NASDAQ, but rather are traded in the over-the-counter market. When the transactions are executed in the over-the-counter market, it is intended generally to seek first to deal with the primary market makers. However, the services of brokers will be utilized if it is anticipated that the best overall terms can thereby be obtained. Purchases of newly issued securities usually are placed with those dealers from which it appears that the best price or execution will be obtained. Those dealers may be acting as either agents or principals.

    The Funds purchase portfolio securities from broker-dealers in both principal and agency transactions. When a dealer sells a security on a principal basis it is compensated by the "markup" it includes in the price of the security. Listed securities are generally traded on an agency basis and the broker receives a commission for acting as agent. The aggregate dollar amount of brokerage fees paid by the Funds for the most recent fiscal years are as follows:


                                                                2000       1999       1998
                                                              --------   --------   --------
ICON Materials Fund (formerly ICON Basic Materials Fund)....  $ 71,972   $ 91,777   $238,749
ICON Consumer Discretionary Fund (formerly ICON Consumer
  Cyclicals Fund)...........................................   125,478     76,184    138,972
ICON Energy Fund............................................   139,725     25,661     69,414
ICON Financial Fund (formerly ICON Financial Services
  Fund).....................................................   115,643     24,563     50,068
ICON Healthcare Fund........................................    78,196    100,929    121,805
ICON Leisure and Consumer Staples Fund (formerly ICON
  Leisure Fund).............................................    66,762    128,109     98,876
ICON Information Technology Fund (formerly ICON Technology
  Fund).....................................................   140,598    114,662    105,308
ICON Telecommunication & Utilities Fund.....................     7,881     24,532    121,874
ICON Industrials Fund (formerly ICON Transportation Fund)...    34,454     26,200     14,011
ICON Asia Region Fund.......................................   116,552     65,179    104,289
ICON North Europe Region Fund...............................    28,699     93,816    100,757
ICON South Europe Region Fund...............................    20,791     33,177    129,283
ICON South Pacific Region Fund*.............................         0          0          0
ICON Western Hemisphere Fund*...............................         0          0          0
ICON Fund*..................................................         0          0          0


------------------------

*   (funds have not commenced operations)


    Year over year differences in brokerage fees paid are the result of internal and external actions. Internal action is the Adviser repositioning fund assets to different industries and/or sectors. External action is assets moving in or out of a fund due to purchases and redemptions of a fund's shares. Many share transactions are the result of external investment advisers moving client monies (advisers that use funds for industry sector allocation or rotation).


                                       19

                       PURCHASE AND REDEMPTION OF SHARES

    There is no sales charge on the purchase of Fund shares. Shares may be purchased by contacting the Transfer Agent at 1-800-764-0442 or simply complete the application form enclosed with the Prospectus. Shares of any Funds may be purchased at the net asset value per share next determined after receipt of the purchase order. Investors may invest any amount as often as they wish; however, the minimum investment in any one Fund is $1,000. Subject to the minimum investment amount, shares may also be purchased by exchange.


    The Funds have authorized one or more brokers to accept purchase orders on the Funds' behalf. Such brokers are authorized to designate other intermediaries to accept purchase orders on the Funds' behalf. The Funds will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A purchase order will be priced at the respective Fund's net asset value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.



    The Funds have also authorized one or more brokers to accept redemption orders on the Funds' behalf. Such brokers are authorized to designate other intermediaries to accept redemption orders on the Funds' behalf. The Funds will be deemed to have received a redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A redemption order will be priced at the respective Fund's net asset value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.



    It is possible that in the future conditions may exist which would, in the opinion of the Funds' Adviser, make it undesirable for the Funds to pay for redeemed shares in cash. In such cases, the Adviser may authorize payment to be made in portfolio securities or other property of the Funds. However, the Company is obligated under the 1940 Act to redeem for cash all shares of the Funds presented for redemption by any one shareholder having a value up to $250,000 (or 1% of a Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the Adviser based on what is in the best interests of the Funds and its shareholders, and are valued at the value assigned to them in computing the respective Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.



    Other procedures for purchasing, selling (redeeming) and exchanging shares of the Funds are described in the Prospectus.


                     DETERMINATION OF SHARE OFFERING PRICE

    The price (net asset value) of the shares of a Fund is determined as of 4:00 p.m., Eastern time on each day the Funds are open for business and on any other day on which there is sufficient trading in the Funds' securities to materially affect the net asset value. In the event markets close early (such as on the eve of a holiday), net asset value per share will be determined as of such earlier time. The Funds are open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "About Your Account" in the Prospectus.

                                   TAX STATUS

TAXATION OF THE FUNDS--IN GENERAL


    As stated in the prospectuses, each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Generally, a fund will not be subject to federal income taxes on its taxable net investment income and capital gain net income that are distributed to shareholders, provided that the Fund distributes at least 90% of its net investment


                                       20


income and net short-term capital gain for the taxable year. The Funds intend to distribute substantially all of such income.


    To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year.

    The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year,
(2) at least 98% of its net capital gains for the twelve-month period ending on October 31 and (3) any portion (not taxable to the Fund) of the respective balance from the preceding calendar year. The Funds intend to make such distributions as are necessary to avoid imposition of this excise tax.

TAXATION OF THE FUNDS' INVESTMENTS


    The Funds' ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Funds' income for purposes of the 90% test, and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and time rules generally apply to investments in certain forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.


TAXATION OF THE SHAREHOLDER


    Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a Fund pays the dividends during the following January. To the extent that a Fund's net investment income does not arise from dividends on domestic common or preferred stock, the Fund's distributions will not qualify for the 70% corporate dividends-received deduction.



    Distributions by a Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing a Fund's shares just prior to a distribution may receive a return of investment upon distribution which will nevertheless be taxable to them.


    A shareholder of a Fund should be aware that a redemption of shares (including any exchange into another Portfolio) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of a Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long term capital gain recognized.

                            OTHER TAX CONSIDERATIONS

    Distributions to shareholders may be subject to additional state, local and non-U.S. taxes, depending on each shareholder's particular tax situation. Shareholders subject to tax in certain states may be exempt

                                       21

from state income tax on distributions made by a Fund to the extent such distributions are derived from interest on direct obligations of the United States Government. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of a Fund.


    There is a possibility that a foreign country (e.g. China with exchange control regulations) may restrict or limit the ability of a Fund to distribute net investment income or the proceeds from the sale of its investments to its shareholders. Those kind of restrictions or limitations could impact a Fund's ability to meet the distribution requirements described above.



    If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for U.S. Federal income tax purposes, and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. Federal income tax on a portion of any "excess distribution" it receives from the foreign corporation or any gain it derives from the disposition of those shares, even if that income is distributed as a taxable dividend by the Fund to its U.S. shareholders. The Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from those distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a "passive foreign investment company" will not give rise to any deduction or credit to the Fund or any shareholder. If the Fund owns shares in a "passive foreign investment company" and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. This type of income would be subject to the distribution requirements described above even if the Fund did not receive any income to distribute.


CURRENCY FLUCTUATIONS--"SECTION 988" GAINS OR LOSSES


    Under the IRS Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund actually collects those receivables or pays those liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies or from the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the currency or security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's net investment income (which includes, among other things, dividends, interest and net short-term capital gains in excess of net long-term capital losses, net of expenses) available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If section 988 losses exceed other net investment income during a taxable year, any distributions made by the Fund could be re-characterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. To the extent that those distributions exceed those shareholder's bases, they will be treated as a gain from the sale of shares. As discussed below, certain gains or losses with respect to forward foreign currency contracts, over-the-counter options or foreign currencies and certain options graded on foreign exchanges will also be treated as section 988 gains or losses.



    Forward currency contracts and certain options entered into by the Funds may create "straddles" for U.S. Federal income tax purposes and this may affect the character of gains or losses realized by the Funds on forward currency contracts or on the underlying securities and cause losses to be deferred. Transactions in forward currency contracts may also result in the loss of the holding period of underlying securities. The Funds may also be required to "mark-to-market" certain positions in its portfolio (i.e., treat them as if they were sold at year end). This could cause the Funds to recognize income without having the cash to meet the distribution requirements.


                                       22

FOREIGN TAXES


    Income received by the Funds from sources within other countries in which the issuers of securities purchased by the Funds are located, may be subject to withholding and other taxes imposed by those countries.



    If a Fund is liable for foreign income and withholding taxes that can be treated as income taxes under U.S. Federal income tax principles, the Fund expects to meet the requirements of the Code for "passing-through" to its shareholders those foreign taxes paid. However, there can be no assurance that the Fund will be able to do so. Under the Code, if more than 50% of the value of a fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the fund will be eligible for an election with the IRS to "pass-through" to the fund's shareholders the amount of foreign income and withholding taxes paid by the fund. Pursuant to this election a shareholder will be required to: (1) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund; (2) treat his pro rata share of foreign taxes as having been paid by him; and (3) either deduct his pro rata share of foreign taxes in computing his taxable income or use it as a foreign tax credit against his U.S. Federal income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, the notification will designate
(a) the shareholder's portion of the foreign taxes paid to each country; and
(b) the portion of dividends that represents income derived from sources within each country.


    The amount of foreign taxes for which a shareholder may claim a credit in any year is subject to an overall limitation which is applied separately to "passive income," which includes, among other types of income, dividends and interest. However this limitation does not apply to individual shareholders to the extent of limits established under the code.

    The foregoing is only a general description of the foreign tax credit under current law. Because applicability of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

                        CALCULATION OF PERFORMANCE DATA

UNDERSTANDING PERFORMANCE INFORMATION

    This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports, advertisements, promotional materials, and the media. Each of the Funds may compare its performance to that of other mutual funds with similar investment objectives and to stock or other indices. Past performance is not representative of future performance.


    Total Return tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price, and assumes that all dividends and capital gains (if any) paid during the period were re-invested in additional shares.


    Cumulative Total Return is the actual return of an investment for a specific time period. A cumulative return does not reflect how much the value of the investment may have fluctuated during the period.


    Average Annual Return is hypothetical and should not be confused with actual yearly results. An average annual total return reflects the hypothetical annually compounded return that would have produced the same total return if the fund's performance had been constant over the entire period.


TOTAL RETURN


    A fund may advertise performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser periods as the fund has been in existence. Average annual total return is computed by


                                       23


finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

             n
       P(1+T) = ERV



Where:   P          =          a hypothetical $1,000 initial investment
         T          =          average annual total return
         n          =          number of years
         ERV        =          ending redeemable value at the end of the
                               applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.



    The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by the fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.



    Pursuant to Item 21 of Form N-1A the Trust is providing average annual Total Returns for the active Funds for the one year period ended September 30, 2000.




                                                                AVERAGE
                                                                 ANNUAL
FUND                                                          TOTAL RETURN
----                                                          ------------

ICON Materials Fund (formerly ICON Basic Materials Fund)....     (11.22)%
ICON Consumer Discretionary Fund (formerly ICON Consumer
  Cyclicals Fund)...........................................      (4.55)%
ICON Energy Fund............................................      65.29%
ICON Financial Fund (formerly ICON Financial Services
  Fund).....................................................      38.14%
ICON Healthcare Fund........................................      55.35%
ICON Leisure and Consumer Staples Fund (formerly ICON
  Leisure Fund).............................................       5.27%
ICON Information Technology Fund (formerly ICON Technology
  Fund).....................................................      59.24%
ICON Telecommunication & Utilities Fund.....................      14.99%
ICON Industrials Fund (formerly ICON Transportation Fund)...      (4.32)%
ICON Asia Region Fund.......................................      (5.70)%
ICON North Europe Region Fund...............................      10.43%
ICON South Europe Region Fund...............................       0.20%
ICON Short-Term Fixed Income Fund...........................       4.45%




    A fund's investment performance will vary depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the fund's performance to those of other investment companies or investment vehicles. The risks associated with the fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.


                                       24

YIELD


    A fund may also advertise performance in terms of a 30 day yield quotation. The 30 day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period according to the following formula:




                      6
YIELD = 2 [(A - B + 1) - 1]
           ------------
               CD

Where:   A          =          dividends and interest earned during the period
         B          =          expenses accrued for the period (net of
                               reimbursement)
         C          =          the average daily number of shares outstanding
                               during the period that were entitled to receive
                               dividends
         D          =          the maximum offering price per share on the last
                               day of the period


    The yield for the 30-day period ended September 30, 2000, for the ICON Short-Term Fixed Income Fund was 4.818260%.

NON-STANDARDIZED TOTAL RETURN


    A fund may provide the above described standard total return results for a period which ends as of not earlier than the most recent calendar quarter end and which begins either twelve months before or at the time of commencement of the fund's operations. In addition, the fund may provide non-standardized total return results for differing periods, such as for the most recent six months. Such non-standardized total return is computed as otherwise described under "Total Return" except that no annualization is made.


                   ADDITIONAL INFORMATION REGARDING THE FUNDS

    The assets received by the Trust from the issue or sale of shares of each of the Funds, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to such Fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular Fund, shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

    Each share of each of the Funds represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions, out of the income belonging to that Fund, as are declared by the Board. Upon liquidation of the Trust, shareholders of each Fund are entitled to share pro rata in the net assets belonging to the Fund available for distribution.

    The Trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the Trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.

    As described in the prospectus, under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. In addition, after the Trustees were initially elected by the shareholders, the Trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940.

    On any matter submitted to shareholders, the holder of each share is entitled to one vote per share (with proportionate voting for fractional shares). On matters affecting any individual Fund, a separate vote

                                       25

of that Fund would be required. Shareholders of any Fund are not entitled to vote on any matter which does not affect their Fund but which requires a separate vote of another Fund.

    Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

    Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights. Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.


    The Funds and Meridian have adopted a strict Code of Ethics (the "Code") that limits directors, officers, investment personnel and other Meridian employees in investing in securities for their own accounts. The Code complies in all material respects with the Investment Company Act of 1940. The Code requires all covered persons to conduct their personal securities transactions in a manner which does not operate adversely to the interests of the Funds or the Adviser's other clients. With certain exceptions, the Code of Ethics requires pre-clearance of personal securities transactions and imposes restrictions and reporting requirements upon such transactions. Among others, the Code of Ethics provides an exemption from the pre-approval requirement for "de minimis" transactions or transactions involving no more than $5,000. The Funds and Meridian carefully monitor compliance with the Code of Ethics. The Code is available upon request by calling 1-888-389-ICON or writing:


                   Meridian Investment Management Corporation
                       12835 East Arapahoe Road, Tower II
                           Englewood, Colorado 80112

                                       26

                              FINANCIAL STATEMENTS


    The audited Financial Highlights with respect to the following series of the ICON Funds for the year ended September 30, 2000, and for the period from the commencement of operations through September 30, 1997, 1998, and 1999, are found in Part A of this Registration Statement.




                                                                 COMMENCEMENT
SERIES NAME                                                     OF OPERATIONS
-----------                                                   ------------------

ICON Short-Term Fixed Income Fund...........................  February 7, 1997
ICON North Europe Region Fund...............................  February 18, 1997
ICON South Europe Region Fund...............................  February 20, 1997
ICON Healthcare Fund........................................  February 24, 1997
ICON Asia Region Fund.......................................  February 25, 1997
ICON Information Technology Fund (formerly ICON Technology
  Fund).....................................................  February 19, 1997
ICON Materials Fund (formerly ICON Basic Materials Fund)..   .   May 5, 1997
ICON Leisure and Consumer Staples Fund (formerly ICON
  Leisure Fund)..............................................    May 9, 1997
ICON Industrials Fund (formerly ICON Transportation Fund)...     May 9, 1997
ICON Financial Fund (formerly ICON Financial Services
  Fund).....................................................    July 1, 1997
ICON Consumer Discretionary Fund (formerly ICON Consumer
  Cyclicals Fund)...........................................    July 9, 1997
ICON Telecommunication & Utilities Fund.....................    July 9, 1997
ICON Energy Fund............................................  November 5, 1997



    At September 30, 2000, the following Funds had not yet commenced operations:
ICON Fund, ICON South Pacific Region Fund, and ICON Western Hemisphere Fund.


    The financial statements for the fiscal period ended September 30, 2000, are hereby incorporated by reference from the Annual Report to Shareholders of that date which has been delivered with this Statement of Additional Information, unless previously provided. The Trust will promptly provide another copy, free of charge, upon request to:

                   Meridian Investment Management Corporation
                       12835 East Arapahoe Road, Tower II
                           Englewood, Colorado 80112
                                       OR
                              call 1-888-389-ICON

                                       27